Exhibit 10.22

FIRST AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT

This FIRST AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”) is dated as of December 1, 2017, and effective in accordance with Section 4 below, by and among SPARTAN MOTORS, INC. (the “Company”), SPARTAN MOTORS USA, INC., SPARTAN MOTORS GLOBAL, INC. and UTILIMASTER SERVICES, LLC (collectively, with the Company, the “Existing Borrowers”), Smeal SFA, LLC, a Michigan limited liability company, Smeal LTC, LLC, a Michigan limited liability company, Smeal Holding, LLC, a Michigan limited liability company, and Smeal UST, LLC a Michigan limited liability company (collectively, the “Additional Borrowers” and, together with the Existing Borrowers, the “Borrowers”), the Lenders referred to below and WELLS FARGO BANK, NATIONAL ASSOCIATION, a national banking association, as administrative agent for the Lenders (“Administrative Agent”).

STATEMENT OF PURPOSE:

WHEREAS, the Borrowers, certain financial institutions party thereto (the “Lenders”) and the Administrative Agent have entered into that certain Second Amended and Restated Credit Agreement dated as of October 31, 2016 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”);

WHEREAS, the Existing Borrowers have requested certain amendments to the Credit Agreement, including the addition of the Additional Borrowers as additional Borrowers under the Credit Agreement, as set forth more fully herein;

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

Section 1.     Capitalized Terms. All capitalized undefined terms used in this Amendment (including, without limitation, in the introductory paragraph and the statement of purpose hereto) shall have the meanings assigned thereto in the Credit Agreement (as amended by this Amendment).

Section 2.     Amendments to Credit Agreement. Effective as of the Amendment Effective Date (as defined below), the parties hereto agree that the Credit Agreement is amended as follows:

(a)     The definition of “Borrower” set forth in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety as follows:

“Borrower” means each of the Company, Spartan Motors USA, Inc., a South Dakota corporation, Spartan Motors Global, Inc., a Michigan corporation, Utilimaster Services, LLC, an Indiana limited liability company, Smeal SFA, LLC, a Michigan limited liability company, Smeal LTC, LLC, a Michigan limited liability company, Smeal Holding, LLC, a Michigan limited liability company, and Smeal UST, LLC, a Michigan limited liability company, and “Borrowers” shall refer to the entities collectively.

(b)     Section 6.13(c) of the Credit Agreement is hereby amended and restated in its entirety as follows:

“(c)   Tangible Net Worth. Permit or suffer the Consolidated Tangible Net Worth at any time to be less than (i) $98,378,000, plus (ii) 50% of Consolidated Net Income of the Company and its Subsidiaries for each Fiscal Year, commencing with the Fiscal Year ending December 31, 2016, provided that if such net income is negative in any such Fiscal Year, the amount added for such Fiscal Year shall be zero and such amount shall not reduce the amount added pursuant to any other Fiscal Year.”

Section 3.     Joinder of Additional Borrowers. As of the Amendment Effective Date, by execution of this Amendment, each of the Additional Borrowers hereby agrees that (a) it is hereinafter a Borrower under the Credit Agreement and the other Loan Documents as if a signatory thereto on the Effective Date and (b) it shall comply with, be subject to, and have the benefit of, all of the terms, conditions, covenants, agreements and obligations of a Borrower set forth in the Credit Agreement and the other Loan Documents.

Section 4.     Conditions to Effectiveness. This Amendment shall be deemed to be effective upon the satisfaction or waiver of each of the following conditions to the reasonable satisfaction of the Administrative Agent (such date, the “Amendment Effective Date”):

(a)     The Administrative Agent shall have received the following:

(i)     this Amendment, duly executed by each of the Borrowers, the Administrative Agent and the Required Lenders,

(ii)     such documents and certificates as the Administrative Agent or its counsel may reasonably request relating to the organization, existence and good standing of each of the Additional Borrowers, the authorization of this Amendment, the Loan Documents and the transactions related hereto and any other legal matters relating to each of the Additional Borrowers, this Amendment or the Loan Documents, all in form and substance satisfactory to the Administrative Agent and its counsel,

(iii)     promissory notes pursuant to Section 2.10(e) of the Credit Agreement executed by each of the Additional Borrowers as requested by any Lender with respect to such Lender’s Commitment, and

(iv)     a favorable written opinion (addressed to the Administrative Agent and the Lenders and dated the Amendment Effective Date) of Varnum LLP, counsel for the Loan Parties, in form and substance satisfactory to the Administrative Agent, and covering such matters relating to the Loan Parties, this Amendment and the Loan Documents as the Administrative Agent shall reasonably request. The Borrowers hereby request such counsel to deliver such opinion.

(b)     Substantially concurrently with the effectiveness hereof, all fees required to be paid, and all expenses for which invoices have been presented (including the reasonable fees and documented expenses of legal counsel to the Administrative Agent), on or before the Amendment Effective Date.

(c)     The representations and warranties in Section 5 of this Amendment shall be true and correct as of the Amendment Effective Date.

For purposes of determining compliance with the conditions specified in this Section 4, each Lender that has signed this Amendment shall be deemed to have consented to, approved or accepted or to be satisfied with, each document or other matter required thereunder to be consented to or approved by or acceptable or satisfactory to a Lender unless the Administrative Agent shall have received notice from such Lender prior to the proposed Amendment Effective Date specifying its objection thereto.

Section 5.     Representations and Warranties. By its execution hereof, each Borrower hereby represents and warrants to the Administrative Agent and the Lenders that, as of the date hereof after giving effect to this Amendment:

(a)     each of the representations and warranties made by the Borrowers in or pursuant to the Loan Documents is true and correct in all material respects (except to the extent that such representation and warranty is subject to a materiality or Material Adverse Effect qualifier, in which case it shall be true and correct in all respects), in each case, on and as of the date hereof as if made on and as of the date hereof, except to the extent that such representations and warranties relate to an earlier date, in which case such representations and warranties are true and correct in all material respects as of such earlier date;

(b)     it has the right and power and is duly authorized and empowered to enter into, execute and deliver this Amendment and to perform and observe the provisions of this Amendment;

(c)     this Amendment has been duly authorized and approved by such Borrower’s board of directors or other governing body, as applicable, and constitutes a legal, valid and binding obligation of such Borrower, enforceable against such Borrower in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law; and

(d)     the execution, delivery and performance of this Amendment do not conflict with, result in a breach in any of the provisions of, constitute a default under, or result in the creation of a Lien upon any assets or property of any of the Borrowers, or any of their respective Subsidiaries, under the provisions of, such Borrower’s or such Subsidiary’s organizational documents or any material agreement to which such Borrower or Subsidiary is a party.

Section 6.     Effect of this Amendment. On and after the Amendment Effective Date, references in the Credit Agreement to “this Agreement” (and indirect references such as “hereunder”, “hereby”, “herein”, and “hereof”) and in any Loan Document to the “Credit Agreement” shall be deemed to be references to the Credit Agreement as modified hereby. Except as expressly provided herein, the Credit Agreement and the other Loan Documents shall remain unmodified and in full force and effect. Except as expressly set forth herein, this Amendment shall not be deemed (a) to be a waiver of, or consent to, a modification or amendment of, any other term or condition of the Credit Agreement or any other Loan Document, (b) to prejudice any other right or rights which the Administrative Agent or the Lenders may now have or may have in the future under or in connection with the Credit Agreement or the other Loan Documents or any of the instruments or agreements referred to therein, as the same may be amended, restated, supplemented or otherwise modified from time to time, (c) to be a commitment or any other undertaking or expression of any willingness to engage in any further discussion with the Borrowers or any other Person with respect to any waiver, amendment, modification or any other change to the Credit Agreement or the Loan Documents or any rights or remedies arising in favor of the Lenders or the Administrative Agent, or any of them, under or with respect to any such documents or (d) to be a waiver of, or consent to or a modification or amendment of, any other term or condition of any other agreement by and among the Loan Parties, on the one hand, and the Administrative Agent or any other Lender, on the other hand.

Section 7.     Costs and Expenses. The Borrowers hereby reconfirm their obligations pursuant to Section 9.03 of the Credit Agreement to pay and reimburse the Administrative Agent and its Affiliates in accordance with the terms thereof.

Section 8.     Acknowledgments and Reaffirmations. Each Borrower (a) consents to this Amendment and agrees that the transactions contemplated by this Amendment shall not limit or diminish the obligations of such Person under, or release such Person from any obligations under, any of the Loan Documents to which it is a party, (b) confirms and reaffirms its obligations under each of the Loan Documents to which it is a party and (c) agrees that each of the Loan Documents to which it is a party remains in full force and effect and is hereby ratified and confirmed.

Section 9.      Governing Law. This Amendment shall be governed by, and construed in accordance with, the law of the State of Michigan.

Section 10.    Counterparts. This Amendment may be executed in any number of counterparts, and by different parties hereto in separate counterparts and by facsimile signature, each of which counterparts when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement.

Section 11.    Electronic Transmission. Delivery of this Amendment by facsimile or pdf shall be effective as delivery of a manually executed counterpart hereof; provided that, upon the request of any party hereto, such facsimile or pdf shall be promptly followed by the original thereof.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date and year first above written.

BORROWERS:

SPARTAN MOTORS, INC.

By: /s/ Frederick J. Sohm

Name: Frederick J. Sohm

Title:   Chief Financial Officer

SPARTAN MOTORS USA, INC.

By: /s/ Frederick J. Sohm

Name: Frederick J. Sohm

Title:   Treasurer

SPARTAN MOTORS GLOBAL, INC.

By: /s/ Frederick J. Sohm

Name: Frederick J. Sohm

Title:   Treasurer

UTILIMASTER SERVICES, LLC

By: /s/ Frederick J. Sohm

Name: Frederick J. Sohm

Title:   Treasurer

SMEAL SFA, LLC

By: /s/ Frederick J. Sohm

Name: Frederick J. Sohm

Title:   Treasurer

SMEAL LTC, LLC

By: /s/ Frederick J. Sohm

Name:  Frederick J. Sohm

Title:    Treasurer

Spartan Motors, Inc.

First Amendment to Credit Agreement

Signature Page

SMEAL HOLDING, LLC By: /s/ Frederick J. Sohm Name: Frederick J. Sohm Title: Treasurer SMEAL UST, LLC By: /s/ Frederick J. Sohm Name: Frederick J. Sohm Title: Treasurer

Spartan Motors, Inc.

First Amendment to Credit Agreement

Signature Page

ADMINISTRATIVE AGENT AND LENDERS:

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent, a Swingline Lender, an Issuing Bank and Lender

By: /s/ Dustin Sentz

Name:   Dustin Sentz

Title:     Vice President

Spartan Motors, Inc.

First Amendment to Credit Agreement

Signature Page

JPMORGAN CHASE BANK, N.A., as Lender By: Name: Title:

Spartan Motors, Inc.

First Amendment to Credit Agreement

Signature Page

PNC BANK, National Association, as Lender By: Name: Title:

Spartan Motors, Inc.

First Amendment to Credit Agreement

Signature Page